UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2008
CAVIUM NETWORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33435	77-0558625
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

805 East Middlefield Road, Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)
(650) 623-7000
Registrant’s Telephone Number, Including Area Code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 23, 2008, pursuant to the Agreement and Plan of Merger and Reorganization, dated November 19, 2008, by and among Cavium Networks, Inc. (the “Company” or “Cavium”), WWC Acquisition Corporation, a California corporation and wholly owned subsidiary of Cavium (“Merger Sub I”), WWC I, LLC, a Delaware limited liability company and wholly owned subsidiary of Cavium (“Merger Sub II” and, together with the Company and Merger Sub I, the “Purchasers”) and W&W Communications, Inc., a California corporation (“W&W”) (the “Merger Agreement”), Cavium completed the merger of Merger Sub I with and into W&W and W&W became a wholly-owned subsidiary of Cavium (the “Merger”). The Purchasers paid approximately $19.3 million in total consideration, including approximately $380,000 in cash that was placed in escrow for a limited period after closing in order to indemnify the Purchasers for certain matters, including breaches of representations and warranties and covenants made by W&W in the Merger Agreement. A mix of cash and shares of common stock of the Company, which collectively have an aggregate value of approximately $7.8 million, were issued in exchange for all outstanding securities held by W&W security holders. Approximately $11.5 million of the consideration will be used to retire certain liabilities of W&W.
     The foregoing description of the acquisition contained in this Item 2.01 does not purport to be complete and is qualified in its entirely by reference to the Merger Agreement, which was filed as Exhibit 10.26 to the Company’s current report on Form 8-K filed on November 20, 2008.
Item 3.02 Unregistered Sales of Equity Securities.
Reference is made to Item 2.01. In connection with the closing of the Merger the Company issued 338,280 shares of its common stock in exchange for certain interests in W&W, including 33,819 shares of common stock to be placed in escrow for a limited period after closing in order to indemnify the Purchasers for certain matters, including breaches of representations and warranties and covenants made by W&W in the Merger Agreement. The shares of common stock were offered and sold in reliance on exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 8.01. Other Events.
On December 24, 2008, the Company issued a press release announcing the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
     (b) Pro Forma Financial Information
     The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
     (d) Exhibits

Exhibit No.	Description
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10.26	Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., WWC Acquisition Corporation, WWC I, LLC, and W&W Communications, Inc., dated November 19, 2008. (1)

99.1	Press Release entitled “Cavium Networks Completes Acquisition of W&W Communications,” dated December 24, 2008.

(1)	Filed as Exhibit 10.26 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on November 20, 2008, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.
Date: December 24, 2008	By:	/s/ Arthur D. Chadwick
Arthur Chadwick
Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.26	Agreement and Plan of Merger and Reorganization by and between Cavium Networks, Inc., WWC Acquisition Corporation, WWC I, LLC, and W&W Communications, Inc., dated November 19, 2008. (1)

99.1	Press Release entitled “Cavium Networks Completes Acquisition of W&W Communications,” dated December 24, 2008.

(1)	Filed as Exhibit 10.26 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on November 20, 2008, and incorporated herein by reference.

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